UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2002


                           Mpower Holding Corporation
                           Mpower Communications Corp.
           ___________________________________________________________
           (Exact names of registrants as specified in their charters)


                   Delaware       33339884-01        52-2232143
                    Nevada          0-24059          88-0360042
                _______________  ______________  __________________
                (State or other   (Commission     (I.R.S. Employer
                jurisdiction of   File Number)   Identification No.)
                incorporation)


                175 Sully's Trail, Pittsford, NY          14534
             ________________________________________   __________
             (Address of principal executive offices)   (Zip Code)


       Registrants' telephone number, including area code: (585) 218-6550
                                                           _______________

                                       N/A
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


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ITEM 3.     Bankruptcy or Receivership.

(b)      Confirmation of Plan of Reorganization

     The purpose of this Form 8-K is to set forth certain items relating to the confirmation of the plan of reorganization, as amended, of Mpower Holding Corporation (the "Company") and Mpower Communications Corp. ("Mpower Communications"), a wholly-owned subsidiary of Mpower Holding Corporation (collectively, the "Debtors").

     (1) & (2) Identity of the Court and date of the Confirmation Order

     As previously reported in current report on Form 8-K filed with the Securities and Exchange Commission (the "Commission"), on April 8, 2002, the Company, a facilities-based broadband communications provider, Mpower Communications, and Mpower Lease Corporation ("Mpower Leasecorp"), a wholly-owned subsidiary of Mpower Communications, each filed a voluntary petition for relief (collectively, the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). None of the Company's other direct or indirect subsidiaries were parties to the Chapter 11 Cases or any related bankruptcy, reorganization or liquidation proceedings. The Chapter 11 Cases were jointly administered (Case No 02-11046 (PJW)). During the course of the Chapter 11 Cases, the Debtors managed their properties and operated their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     On April 8, 2002, the Debtors jointly filed a pre-negotiated plan of reorganization and a disclosure statement with respect to the joint plan of reorganization with the Bankruptcy Court. On May 20, 2002, the Debtors filed the Debtors' First Amended Joint Plan of Reorganization (the "Plan") and a related Debtors' First Amended Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. Mpower Leasecorp is not a party to the Plan. The Plan and the Disclosure Statement are incorporated herein by reference to Exhibits 2.2 and 2.3 filed herewith, respectively.

     On July 12, 2002, the Debtors filed an affidavit certifying the ballots accepting or rejecting the Plan that indicated that, in accordance with the Bankruptcy Code, the Plan was accepted by all classes entitled to vote on the Plan.

     On July 17, 2002, the Bankruptcy Court confirmed the Plan, as modified by the Findings of Fact, Conclusions of Law, and Order Under Section 1129 of the Bankruptcy Code and Rule 3020 of the Bankruptcy Rules Confirming Debtors' First Amended Joint Plan of Reorganization entered by the Bankruptcy Court on the same date (the "Confirmation Order," the Plan as modified by the Confirmation Order is referred to herein as the "Final Plan"). Also, on July 17, 2002, the Bankruptcy Court dismissed the Chapter 11 Case of Mpower Leasecorp, effective as of the Effective Date, as defined below. The Confirmation Order is incorporated herein by reference to Exhibit 2.1 filed herewith. On the same date, the Company issued a press release related to the confirmation of the Plan and the dismissal of the Chapter 11 Case of


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Mpower Leasecorp, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

     On July 30, 2002, the Final Plan became effective (the "Effective Date"), and the Debtors emerged from Chapter 11 protection and they are now operating their businesses and properties as reorganized entities (the "Reorganized Company" and "Reorganized Mpower Communications," respectively) pursuant to the terms of the Final Plan.

     (3) Summary of the Final Plan

     The following is a summary of the material features of the Final Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan (including the related Disclosure Statement) and the related Confirmation Order. Unless otherwise indicated, each of the actions described below occurred on the Effective Date.

   o The Company's 13% Senior Notes due 2010 (the "2010 Notes") were canceled and the indenture governing the 2010 Notes (the "2010 Note Indenture") was terminated. Pursuant to the Final Plan holders of the Company's 2010 Notes prior to the emergence (the "2010 Noteholders") received their pro rata share of 55,250,000 shares of the Reorganized Company's common stock (the "New Common Stock") representing 85% of the issued and outstanding common stock of the Reorganized Company, which included 150,000 shares of New Common Stock withheld pursuant to Section 7.07 of the 2010 Note Indenture by the trustee (the "Trustee") under the 2010 Note Indenture to satisfy certain fees owed to the Trustee.

   o The Company's authorized, issued and outstanding Series C Convertible Preferred Stock (the "Series C Preferred Stock"), and 7.25% Series D Convertible Preferred Stock (the "Series D Preferred Stock") were canceled. Pursuant to the Final Plan holders of the Company's Series C Preferred Stock and Series D Preferred Stock prior to the emergence (collectively, the "Preferred Stockholders") received, on a pro rata basis, 1,862,214 and 6,912,786 shares of New Common Stock, respectively, which represent a total of 13.5% of the issued and outstanding common stock of the Reorganized Company.

   o The Company's authorized, issued and outstanding common stock, par value of $.001 per share, (the "Old Common Stock") was canceled. Pursuant to the Final Plan holders of the Old Common Stock prior to the emergence (the "Old Common Stockholders") received their pro rata share of 975,000 shares of New Common Stock representing 1.5% of the issued and outstanding common stock of the Reorganized Company.

   o Pursuant to the Final Plan, the Rights Agreement, dated as of June 28, 2001 between the Company and Continental Stock Transfer & Trust Company, as rights agent, was canceled, along with all rights granted to holders of the Old Common Stock thereunder. In addition, the authorized Series E Preferred Stock of the Company was also canceled.

   o Pursuant to the Final Plan, no fractional shares of New Common Stock will be issued. All distributions of New Common Stock pursuant to the Final Plan will reflect rounding, to avoid the issuance of fractional shares. As a result, the actual shares of

     New Common Stock issued to holders of each class of the Company's old securities may differ from the share numbers specifically enumerated in the preceding paragraphs.

   o The Reorganized Company will enter into a new stock option plan for certain selected key employees (the "New Key Employee Option Plan") that will be substantially identical to the existing Amended and Restated Mpower Holding Corporation Stock Option Plan (the "Old Option Plan"), subject to the approval and adoption by the Reorganized Company's board of directors. Under the New Key Employee Option Plan, a total of 7,222,222 shares of New Common Stock will be reserved for issuance to employees of the Reorganized Company. A form of the New Key Employee Option Plan is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

   o Upon the written request of a holder who individually received in excess of ten percent (10%) of the New Common Stock under the Final Plan (the "Eligible Holders") the Reorganized Company will enter into a registration rights agreement (the "Registration Rights Agreement") with the holders of the New Common Stock. A form of the Registration Rights Agreement, to be negotiated between the Company and the Eligible Holders is incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

   o The board of directors of the Reorganized Company (the "Board of Directors") will initially consist of six members. Among them, Rolla P. Huff is the Chief Executive Officer of the Reorganized Company; Joseph M. Wetzel is the President and Chief Operating Officer of the Reorganized Company and is the designee of the Company; and Robert M. Pomeroy, Michael
     E. Cahr, Richard L. Shorten, Jr. and Michael M. Earley are the designees of the 2010 Noteholders (the "2010 Noteholder Designees"). The Final Plan further provides that the 2010 Noteholder Designees will serve for a term of two years during which they cannot be removed without cause. Thereafter, the Board of Directors will be elected in accordance with the Reorganized Company's certificate of incorporation and by-laws, as amended and restated, and applicable law.


   o A description of the terms of the New Common Stock is included in the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002. A copy of the Company's Second Amended and Restated Certificate of Incorporation relating to its capital stock is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

     (4) Shares Issued and Outstanding

     As of the Effective Date, the Reorganized Company's certificate of incorporation, as amended and restated pursuant to the Final Plan, authorized 1,000,000,000 shares of common stock, $.001 par value and 50,000,000 shares of preferred stock, $.001 par value. Pursuant to the terms of the Final Plan, on the Effective Date, the Reorganized Company issued 65,000,000 shares of the New Common Stock (subject to rounding adjustments made to avoid the issuance of fractional shares described above), which constitutes 100% of the issued and outstanding common stock of the Reorganized Company as of the Effective Date.

     The New Common Stock is expected to begin trading on July 31, 2002 on the NASD Over-the-Counter Bulletin Board under the symbol MPOW.

     As of Effective Date, 1,000 shares of Mpower Communications' common stock remain issued and outstanding, and are held by the Reorganized Company. A copy of Mpower Communications' Amended and Restated Articles of Incorporation relating to its capital stock is filed herein as Exhibit 3.2 and is incorporated by reference herein.

     (5) Financial Information

     Information regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's annual report on Form 10-K for the year ended December 31, 2001 and the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2002.

     On the Effective Date, the Reorganized Company and its subsidiaries adopted the provisions of "fresh start accounting," which require the Reorganized Company and its subsidiaries to restate all assets and liabilities to their fair values based on the provisions of the Final Plan. The Reorganized Company and its subsidiaries have not yet determined the impact of fresh start accounting on their consolidated financial statements.

ITEM 4.  Changes in Certifying Accountant

(a)      Dismissal of Arthur Andersen LLP

     On July 30, 2002, the Reorganized Company's board of directors approved the decision to dismiss Arthur Andersen LLP ("Andersen") as the Company's independent auditor.

     Except for a going concern modification stated in Andersen's report dated February 6, 2002 which is included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001, Andersen's reports on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through the date of this Form 8-K, there were (1) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements; and (2) no reportable events, as described in Item 304(a)(1)(v) of the Commission's Regulation S-K.

          The Company provided Andersen with a copy of the foregoing disclosures. The Company has been unable to obtain a letter from Andersen stating its agreement with the foregoing disclosures. Andersen has advised the Company that they no longer have an infrastructure to process such requests.

(b)       Engagement of Deloitte & Touche LLP

          Effective July 30, 2002, the Company engaged Deloitte & Touche LLP to serve as the Company's independent auditor. The Reorganized Company's board of directors approved the engagement of Deloitte & Touche LLP on July 30, 2002.

          During the two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of the Commission's Regulation S-K.

ITEM 7.     Financial Statements and Exhibits.

(c)      Exhibits.

     2.1 Findings of Fact, Conclusions of Law, and Order Under Section 1129 of the Bankruptcy Code and Rule 3020 of the Bankruptcy Rules Confirming Debtors' First Amended Joint Plan of Reorganization, dated July 17, 2002.

     2.2 Debtors' First Amended Joint Plan of Reorganization dated May 20, 2002.

     2.3 Debtors' First Amended Disclosure Statement dated May 20, 2002.

     3.1 Second Amended and Restated Certificate of Incorporation of Mpower Holding Corporation filed with the Secretary of State of the State of Delaware on July 30, 2002. Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

     3.2 Amended and Restated Articles of Incorporation of Mpower Communications Corp. filed with the Secretary of State of the State of Nevada on July 30, 2002.

     4.1 Form of New Key Employee Option Plan to be adopted by Mpower Holding Corporation. Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

     4.2 Form of Registration Rights Agreement to be entered into by the Reorganized Company pursuant to the Final Plan. Incorporated by reference to
Exhibit 4.2 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

     99.1 Press Release issued by Mpower Holding Corporation on July 17, 2002.

     99.2 Press Release issued by Mpower Holding Corporation announcing the emergence from Chapter 11 protection.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




Date:  July 30, 2002                      MPOWER HOLDING CORPORATION



                                          By:    /s/ RUSSELL I. ZUCKERMAN
                                                 _______________________________
                                          Name:  Russell I. Zuckerman
                                          Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary



                                          MPOWER COMMUNICATIONS CORP.


                                          By:    /s/ RUSSELL I. ZUCKERMAN
                                                 _______________________________
                                          Name:  Russell I. Zuckerman
                                          Title: Vice President and Secretary

                                 EXHIBIT INDEX


Exhibit No.    Description of Document
-----------    -----------------------

2.1 Findings of Fact, Conclusions of Law, and Order Under Section 1129 of the Bankruptcy Code and Rule 3020 of the Bankruptcy Rules Confirming Debtors' First Amended Joint Plan of Reorganization, dated July 17, 2002.

2.2            Debtors' First Amended Joint Plan of Reorganization dated May 20,
               2002.

2.3            Debtors' First Amended Disclosure Statement dated May 20, 2002.

3.1 Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 30, 2002. Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

3.2 Amended and Restated Articles of Incorporation of Mpower Communications Corp. filed with the Secretary of State of the State of Nevada on July 30, 2002.

4.1 Form of New Key Employee Option Plan to be adopted by Mpower Holding Corporation. Incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

4.2 Form of Registration Rights Agreement, to be entered into by the Reorganized Company pursuant to the Final Plan. Incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form 8-A filed with the Commission on July 30, 2002.

99.1           Press Release issued by Mpower Holding Corporation on July 17,
               2002.

99.2 Press Release issued by Mpower Holding Corporation announcing the emergence from Chapter 11 protection.